Exhibit 10.27

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES 1 2
2. AMENDMENT/MODIFICATION NO. P00001	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO (if applicable)
6. ISSUED BY CODE	ASPR-BARDA	7. ADMINISTERED BY (if other than Item 6) CODE	CODE: ASPR-BARDA
ASPR-BARDA 200 Independent Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA US DEPT OF HEALTH & HUMAN SERVICES BIOMEDICAL ADVANCED RESEARCH & DEVELOPMENT AUT 200 INDEPENDENT AVE, S.W. Washington DC 20201
7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) GRITSTONE BIO INC [***] MATTHEW HAWRYLUK ; 5959 HORTON STREET 5959 HORTON STREET SUITE 300 EMERYVILLE CA 94608		(X)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		X	10A. MODIFICATION OF CONTRACT/ORDER NO. 75A50123C00062
10B. DATED (SEE ITEM 13) 09/25/2023
CODE [***]	FACILITY
11. THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS

☐ The above number solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers  ☐ is extended.  ☐ is not extended.

     Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copied of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by the virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

X			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103 (a) (3)
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return ___________ copies to the issuing office

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

Tax ID Number: 47-4859534

UEI: [***]

The purpose of the modification is to:

1)
Change the Contracting Officer’s Representative to William Coley.
2)
Incorporate Commercialization Clause into Section B.6.

Refer to continuation pages below.

OTA: N

Period of performance: 09/30/2023 to 03/31/2024

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Matthew Hawryluk, EVP & Chief Business Officer	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Erin. W. Greninger
15B. CONTRACT OFFEROR /s/ Matthew Hawryluk (Signature of person authorized to sign)	15C. DATE SIGNED Nov. 17, 2023	16B. UNITED STATES OF AMERICA /s/ Erin W. Greninger (Signature of Contracting Officer)	16C. DATE SIGNED 2023.11.20

The following clause is hereby incorporated into the contract within B.6. ADVANCE UNDERSTANDINGS.

18. COMMERCIALIZATION CLAUSE

If the product clinically tested under this SOW is [***], in consideration of the Government’s investment, the parties intend for Gritstone [***] in accordance with the following principles to the extent reasonably possible:

[***]

END OF MODIFICATION P00001